                                  EXHIBIT 10.2


                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of this 8th day of February, 2002, by and among BR HOLDING, INC., a Georgia corporation ("Bull Run"), CAPITAL SPORTS PROPERTIES, INC., a Delaware corporation ("Capital"), HOST COMMUNICATIONS, INC., a Kentucky corporation ("Host") and DATASOUTH COMPUTER CORPORATION, a Delaware corporation ("Datasouth" and together with Bull Run, Capital and Host, the "Borrowers"), as Borrowers, BULL RUN CORPORATION, a Georgia corporation (the "Parent"), as a Guarantor, THE LENDERS SIGNATORY HERETO (collectively, the "Lenders"), BANK OF AMERICA, N.A. and BANK ONE, KENTUCKY, NA, as Issuing Banks (collectively, the "Issuing Banks"), FIRST UNION NATIONAL BANK, as Syndication Agent for the Issuing Banks and the Lenders (the "Syndication Agent"), BANK OF AMERICA, N.A., as Administrative Agent for the Issuing Banks and the Lenders (the "Administrative Agent").


                                    RECITALS

         WHEREAS, the Borrowers, the Parent, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 5, 2001, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 14, 2001 (as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make one or more loans from time to time to the Borrowers in accordance with the terms and conditions thereof; and

         WHEREAS, the Borrowers have informed the Administrative Agent that the Borrowers will fail to meet the minimum Adjusted EBITDA as required by Section
7.9 of the Credit Agreement, for the period ending December 31, 2001, resulting in an Event of Default under Section 8.1(c) of the Credit Agreement (the "Minimum Adjusted EBITDA Default"); and

         WHEREAS, the Borrowers have requested that the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent waive the Minimum Adjusted EBITDA Default and forebear from exercising their rights and remedies arising under the Credit Agreement and the other Loan Documents as a result of the Minimum Adjusted EBITDA Default, and subject to the terms and conditions set forth herein; and

         WHEREAS, the Borrowers have further requested that the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent consent to certain amendments to the Credit Agreement, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent have agreed to do so to the extent set forth herein;

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:


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         1. AMENDMENTS TO THE CREDIT AGREEMENT.

(a) Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by deleting the definition of "Maturity Date" in its entirety and by substituting the following in lieu thereof:

                  "`Maturity Date' shall mean February 22, 2002, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise) in accordance with the terms hereof."

(b) Article 1 of the Credit Agreement, Definitions, is hereby modified and amended by deleting the definition of "Revolving Loan Commitment" in its entirety and by substituting the following in lieu thereof:

                  "`Revolving Loan Commitment' shall mean the several obligations of the Lenders to advance to the Borrowers the amounts set forth below during the applicable periods set forth below, on and after the Agreement Date, in accordance with their respective Revolving Commitment Ratios, pursuant to the terms hereof, and as such amounts may be reduced from time to time, pursuant to the terms hereof:


         Applicable Period During Each Year            Revolving Loan Commitment
         ----------------------------------            -------------------------

         Agreement Date through August 31, 2001        $15,000,000

         September 1, 2001 through November 30, 2001   $25,000,000

         December 1, 2001 through January 31, 2002     $22,500,000

         February 1, 2002 through February 7, 2002     $20,000,000

         February 8, 2002 through the Maturity Date    $15,500,000

         Each reference to the `Revolving Loan Commitment' contained in this Agreement shall be deemed to refer to the Revolving Loan Commitment then in effect."

(c) Subsection 4.1(p) of the Credit Agreement, Compliance with Law; Absence of Default, is hereby modified and amended by deleting subsection 4.1(p) in its entirety and by substituting the following in lieu thereof:

                  "(p) Compliance with Law; Absence of Default. Each of the Borrowers and each of their respective Subsidiaries is in material compliance with all Applicable Laws and with all of the provisions of its certificate of incorporation and by-laws, and no event has occurred or has failed to occur which has not been remedied or waived, the occurrence or non-occurrence of which constitutes (i) a Default or (ii) or a default by any Borrower under any indenture, material agreement, or other material instrument, or any judgment, decree, or order to which any Borrower or any Subsidiary of any Borrower is a party or by which any Borrower or any Subsidiary of any Borrower or any of their respective properties may be bound. Each of the Borrowers and each of their respective Subsidiaries are in compliance in all material respects with all applicable federal, state and local laws, rules, and regulations."


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

(d) Section 6.7 of the Credit Agreement, Notice of Litigation and Other Matters, is hereby modified and amended by deleting subsection (g) in its entirety and by substituting the following in lieu thereof:

                  "(g) Promptly following, but in no event later than two (2) Business Days after, any (i) Default under any Loan Document, or (ii) default under any other agreement (other than those referenced in Section 6.7(b) or clause (i) of this Section 6.7(g) above) to which any Borrower or any Subsidiary of any Borrower is a party or by which any of their respective properties is bound which could reasonably be expected to have a Materially Adverse Effect, then the Borrowers shall notify the Administrative Agent and the Lenders of the occurrence thereof giving in each case the details thereof and specifying the action proposed to be taken with respect thereto."

(e) Section 8.1 of the Credit Agreement, Events of Default, is hereby modified and amended by deleting subsection (k) therefrom and by substituting the following in lieu thereof:

                  "(k) There shall occur (x) any default (after the expiration of any applicable cure period) under any indenture, agreement, or instrument evidencing Indebtedness of any of the Borrowers or any of their respective Subsidiaries in an aggregate principal amount exceeding $200,000 or (y) a cancellation of or default (after the expiration of any applicable cure period) under the NCAA Contract; or"

         2. WAIVER. The Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby waive the Minimum Adjusted EBITDA Default existing as of December 31, 2001, which shall be reflected in the financial statements for such quarter then ended to be delivered under Section 6.2 of the Credit Agreement on or before February 14, 2002. Such waiver shall be effective from and after December 31, 2001. The waiver contained in the foregoing sentence shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent following the occurrence of any other present or future Default or Event of Default (whether or not related to any Default or Event of Default described in this Section 2) under the Credit Agreement or any other Loan Document.

         3. NO OTHER AMENDMENTS OR WAIVERS. Except for the amendments, waivers and releases expressly set forth and referred to above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby reserve the right to require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future.

         4. AMENDMENT FEE. The Borrowers hereby, jointly and severally, agree to pay, upon the date hereof, to each Lender an amendment fee (the "Amendment Fee") in the amount of 5 basis points on the aggregate amount of such Lender's Revolving Commitment and Term Loans outstanding as of the date hereof after giving effect to this Amendment and to any principal payments made on the Term Loans on or prior to the date hereof. The Amendment Fee shall be fully earned when due and non-refundable when paid.

         5. REPRESENTATIONS AND WARRANTIES. To induce the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent to enter into this Amendment, each of the Borrowers hereby warrants, represents and covenants to the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent that: (a) each representation or warranty of the Borrowers set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct


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on and as of the date of this Amendment, and after giving effect to this
Amendment, as if such representation or warranty were made on and as of the date of, and after giving effect to, this Amendment (except to the extent that any such representation or warranty expressly relates to a prior specific date or period); (b) such Borrower has the corporate power and authority to (i) enter into this Amendment and (ii) do all acts and things as are required or contemplated hereunder to be done, observed and performed by such Borrower; (c) this Amendment has been duly authorized, validly executed and delivered by such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms; (d) the execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement or undertaking, to which such Borrower is a party or by which any of its properties are or may become bound; and (e) as of the date hereof and after giving effect to the amendments, consents and waivers contained in this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing. The Borrowers, the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent hereby ratify and affirm all of the terms and conditions of the Credit Agreement and the Loan Documents applicable to each of them, including, without limitation, the Borrowers' joint and several liability for the Obligations. The parties hereto have not entered into a mutual disregard of the terms and provisions of the Credit Agreement or the other Loan Documents, or engaged in any course of dealing in variance with the terms and provisions of the Credit Agreement or the other Loan Documents, within the meaning of any applicable law of the State of Georgia or otherwise.

         6. REIMBURSEMENT OF COSTS AND EXPENSES. The Borrowers hereby jointly and severally agree to reimburse the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent on demand for all costs (including, without limitation, reasonable attorneys' fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.

         7. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment is subject to (a) the truth and accuracy in all respects of the representations and warranties of the Borrowers contained in
Section 5 above, (b) the receipt by the Lenders of the Amendment Fee and (c) the receipt by the Administrative Agent of one or more duly executed counterparts of this Amendment signed by the Borrowers, the Parent, and each of the Lenders.

         8. RELEASE. Each of the Parent and the Borrowers hereby waives and releases each of the Lenders, the Issuing Banks, the Syndication Agent and the Administrative Agent from any and all claims and defenses with respect to the Credit Agreement, the Notes and any and all documents, instruments, certificates, notes, bonds, or other agreements executed in connection therewith, except in the case of willful misconduct or gross negligence on the part of such Person.

         9. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed to be a Loan Document for all purposes.

         10. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be


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

necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         11. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.




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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWERS:                                BR HOLDING, INC.

                                          By: /s/ FREDERICK J. ERICKSON
                                              ----------------------------------
                                          Name: Frederick J. Erickson
                                          Title: Vice President - Finance


                                          CAPITAL SPORTS PROPERTIES, INC.

                                          By: /s/ FREDERICK J. ERICKSON
                                              ----------------------------------
                                          Name: Frederick J. Erickson
                                          Title: Vice President


                                          HOST COMMUNICATIONS, INC.

                                          By: /s/ FREDERICK J. ERICKSON
                                              ----------------------------------
                                          Name: Frederick J. Erickson
                                          Title: Vice President


                                          DATASOUTH COMPUTER CORPORATION

                                          By: /s/ FREDERICK J. ERICKSON
                                              ----------------------------------
                                          Name: Frederick J. Erickson
                                          Title: Executive VP - Finance & Admin



PARENT:                                   BULL RUN CORPORATION

                                          By: /s/ FREDERICK J. ERICKSON
                                              ----------------------------------
                                          Name: Frederick J. Erickson
                                          Title: Vice President - Finance



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


ADMINISTRATIVE AGENT:                     BANK OF AMERICA, N.A.

                                          By: /s/ JOHN HUTCHINSON JR.
                                              ----------------------------------
                                          Name: John Hutchinson Jr.
                                          Title: Assistant Vice President


SYNDICATION AGENT:                        FIRST UNION NATIONAL BANK

                                          By: /s/ BRUCE W. LOFTIN
                                              ----------------------------------
                                          Name: Bruce W. Loftin
                                          Title: Senior Vice President


ISSUING BANKS:                            BANK OF AMERICA, N.A.

                                          By: /s/ JOHN HUTCHINSON JR.
                                              ----------------------------------
                                          Name: John Hutchinson Jr.
                                          Title: Assistant Vice President


                                          BANK ONE, KENTUCKY, NA

                                          By: /s/ MARK BOISON
                                              ----------------------------------
                                          Name: Mark Boison
                                          Title: First Vice President


LENDERS:                                  BANK OF AMERICA, N.A.

                                          By: /s/ JOHN HUTCHINSON JR.
                                              ----------------------------------
                                          Name: John Hutchinson Jr.
                                          Title: Assistant Vice President



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


                                          BANK ONE, KENTUCKY, NA

                                          By: /s/ MARK BOISON
                                              ----------------------------------
                                          Name: Mark Boison
                                          Title: First Vice President


                                          WACHOVIA BANK, N.A.

                                          By: /s/ BRUCE W. LOFTIN
                                              ----------------------------------
                                          Name: Bruce W. Loftin
                                          Title: Senior Vice President


                                          FIRST UNION NATIONAL BANK

                                          By: /s/ BRUCE W. LOFTIN
                                              ----------------------------------
                                          Name: Bruce W. Loftin
                                          Title: Senior Vice President




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